Exhibit 99.1

FOR IMMEDIATE RELEASE:

Investor Relations Contact:
Ann Southerland
601-898-4984, AnnSoutherland@BankPlus.net

Media Contact:
Rob Armour
601-898-4869, RobArmour@BankPlus.net

BancPlus Corporation Announces Quarterly Cash Dividend

RIDGELAND, MISSISSIPPI (May 5, 2020) – BancPlus Corporation, the holding company for BankPlus, today announced that on April 21, 2020, its Board of Directors declared a quarterly cash dividend of $0.35 per share of its common stock. The cash dividend will be paid on June 15, 2020, to shareholders of record as of the close of business on May 29, 2020.

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About BancPlus Corporation
BancPlus Corporation is the holding company of BankPlus. Founded in 1909, BankPlus is one of the Southeast’s premier regional banks serving consumers and businesses with the latest technology through a full suite of financial services, including retail banking, commercial banking, mortgage lending and wealth management. With approximately $4.3 billion in total assets, BankPlus operates 80 financial centers throughout Mississippi, Alabama and Louisiana. For more information about BankPlus, visit www.bankplus.net.

This press release contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995 about BancPlus Corporation (the “Company,” “we,” “us” or “our”). Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements are often, but not always, preceded by, followed by or that otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of the Company’s management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-

looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements based on factors including, but not limited to: the effects of the COVID-19 pandemic on our business, financial conditions and results of operations and on our customers, our employees, our third-party service providers and the economy; factors that can impact the performance of our loan portfolio; possible additional loan losses and impairment of the collectability of loans, particularly as a result of the policies and programs implemented by the Coronavirus Aid, Relief, and Economic Security Act, including its automatic loan forbearance provisions; our ability to successfully integrate State Capital Corp. and State Bank & Trust Company into our business; our ability to prudently manage our growth and execute our strategy; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the markets in which we operate and in which our loans are concentrated, including declines in housing markets, an increase in unemployment levels and slowdowns in economic growth, including as a result of the COVID-19 pandemic; changes in the laws, rules, regulations, interpretations or policies relating to financial institution, accounting, tax, trade, monetary and fiscal matters; volatility and direction of market interest rates, including as a result of the COVID-19 pandemic; and other risks and uncertainties set forth in the Company's filings with the U.S. Securities and Exchange Commission from time to time. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.